CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, VICKI WHITE, Chief Financial Officer of IGUANA VENTURES LTD., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Iguana Ventures Ltd., for the quarterly period ending November 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Iguana Ventures Ltd.

By:	/s/ Vicki White

Name:	VICKI WHITE

Title:	Chief Financial Officer

Date:	January 20, 2004